AUDREY L. CHENG

Assistant Vice President, Counsel

Office: (949) 219-3202

Fax: (949) 219-3706

E-mail: Audrey.Cheng@PacificLife.com

November 16, 2018

Via Electronic Transmission

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:	Pacific Select Fund

Dear Sir or Madam:

On behalf of Pacific Select Fund (the “Trust”), attached for electronic filing is Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-14, which includes a facing sheet, Parts A, B and C, and exhibits.

Pre-Effective Amendment No. 1 is filed for the purpose of registering shares of the Floating Rate Income Portfolio and soliciting a proxy in connection with a special meeting of shareholders to approve a plan of reorganization providing for the transfer of all of the assets of the Floating Rate Loan Portfolio (the “Acquired Fund”) to the Floating Rate Income Portfolio (the “Surviving Fund”), in exchange for shares of the Surviving Fund and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Surviving Fund to which the shareholder is entitled in complete liquidation of the Acquired Fund. Information that was not available or final at the time of the filing (e.g., data regarding ownership of shares of the funds) will be included in a Rule 497 filing. As the facing sheet indicates, Pre-Effective Amendment No. 1 is scheduled to become effective December 17, 2018 after filing, pursuant to Rule 488 under the Securities Act of 1933. No fees are required in connection with this filing.

If you have any questions or further comments regarding this matter, please contact me.

Sincerely,

/s/ Audrey L. Cheng

Audrey L. Cheng

cc:	Laurene E. MacElwee, Pacific Life Fund Advisors LLC

Robin S. Yonis, Esq., Pacific Life Fund Advisors LLC

Anthony H. Zacharski, Esq., Dechert LLP